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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 15, 1995
                        Commission file number  33-91148

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              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
 (as depositor under the Pooling & Servicing Agreement, dated as of December 6,
                     1995, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 1995-2)


              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                                           13-3526694
(State or other jurisdiction                                (IRS employer
of incorporation)                                           Identification No.)

                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK  10292
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (212)214-1000

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ITEM 5. OTHER EVENTS

Pursuant to the Pooling & Servicing Agreement, dated as of December 6, 1995 (the "Agreement"), among Prudential Securities Secured Financing Corporation (Depositor), Irwin Home Equity Corporation (Servicer) and The Chase Manhattan Bank, N.A. (Trustee), the Trustee made required distributions to Certificateholders and delivered the Trustee Remittance Report to Certificateholders and others, which report consists of information prepared and forwarded to the Trustee by the Servicer and which is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits (as noted in Item 5 above)

         1. -- Trustee Remittance Report forwarded to the Certificateholders on December 15, 1995.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned, thereunto duly authorized.

                          The Chase Manhattan Bank, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling & Servicing Agreement, dated as of December 6, 1995.

                          By:    /s/ Regina Bishop
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                                 Regina Bishop,
                                 Second Vice President